                                                                   Exhibit 21.01

               Subsidiaries of Building One Services Corporation
               -------------------------------------------------


"." represents the second tier subsidiary of BOSC

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                                  Name of                                                        Location of
                                 Subsidiary                                                   Principal Office
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
Service Management USA, Inc.                                                                Sterling, Virginia
 .  Boxberger, Inc.
 .  Flor-Shin, Inc.
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SKC Electric, Inc.                                                                          Lenexa, Kansas
 .  Cramer Electric, Inc.
 .  SKCE, Inc.
Prowire Security Systems
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Riviera Electric Construction Co.                                                           Englewood, Colorado
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Garfield/Indecon Electrical Services, Inc.                                                  Cincinnati, Ohio
NOTE:  Garfield Electrical Services, Inc. & Indecon, Inc. merged into one entity on 12/31/98 whereby the Surviving Entity changed its name to
 Garfield/Indecon Electrical Services, Inc.
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Tri-City Electrical Contractors, Inc.                                                       Altamonte Springs, Florida
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Wilson Electric Company, Inc.                                                               Scottsdale, Arizona
 .  Chambers Electronic Communications, LLC                                                  Phoenix, Arizona
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Town & Country Electric, Inc.                                                               Appleton, Wisconsin
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Walker Engineering, Inc.                                                                    Dallas, Texas
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Tess Holdings, Inc.                                                                         Green Bay, Wisconsin
 .  Crest International, LLC
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United Service Solutions, Inc.                                                              Arroyo Grande, California
                                                                                            Red Bank, New Jersey (USS East Division)
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The G. S. Group, Inc.                                                                       Freeport, Texas
 .  G.S. Financial, Inc.
 .  Gulf States, Inc.
 .  GSI of California, Inc.
 .  Testronics, Inc.
Brazosport Management, Inc.
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Taylor Electric, Inc.                                                                       Salt Lake City, Utah
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Spann Management Group, Inc.                                                                St. Louis, Missouri
Spann Building Maintenance Company
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Perimeter Maintenance Corporation                                                           Atlanta, Georgia
 .  Appearance Management Services, Inc.
 .  Center Services, Inc.
 .  Brick, Inc.
 .  Reliable Paper Service Company, Inc.
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National Network Services, Inc.                                                            Denver, Colorado
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Riviera Electric of California, Inc.                                                       Anaheim, California
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Regency Electric Company, Inc.                                                             Jacksonville, Florida
 .  Regency Electric Company of Jacksonville Office, Inc.
Regency Electric Company of Orlando Office, Inc.
Regency Electric Company of Atlanta Office, Inc.
Regency Electric Company Projects Group, Inc.
Regency Electric Company of South Florida, Inc.
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Lewis Companies                                                                            Tulsa, Oklahoma
 .  Oil Capital Electric, Inc.
 .  Engineering Design Group, Inc. (93% owned)
 .  Electrical Design & Construction, Inc.
 .  Fred Clark Electrical Contractors, Inc.
Omni Mechanical Services (50% owned)
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McIntosh Mechanical, Inc.                                                                  Sumter, South Carolina
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
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
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                                  Name of                                                        Location of
                                 Subsidiary                                                   Principal Office
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
Ivey Mechanical Company                                                                    Kosciusko, Mississippi
Ivey Mechanical Company
Barnes Ivey Mechanical Company, LLC
Lexington/Ivey Mechanical Company, LLC
Ivey Mechanical Services, LLC
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Tri-M Corporation                                                                          Kennett Square, Pennsylvania
 .  tri-M Corporation
 .  tri-M Electrical Construction Corp.
 .  tri-M Building Automation Systems Corp.
 .  tri-M Information Systems Corp.
 .  tri-M Integrated System Solutions Corp.
Warren Electrical Construction Corp.                                                    Myersville, Maryland
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Robinson Mechanical Company                                                                Boulder, Colorado
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Watson Electric Construction Co.                                                           Wilson, North Carolina
NOTE:  Watson Electric Construction Co. merged with and into Welcon
 Management Co. on 12/31/98.  Welcon, the Surviving Corporation, changed its name to Watson Electric Construction Co.
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Gamewell Mechanical, Inc.                                                                  Salisbury, North Carolina
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BUYR, Inc. *                                                                               Washington, D.C.
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Building One Mechanical Services, Inc. **                                                  Kosciusko, Mississippi
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Consolidated Electrical Group, Inc. ***                                                    Kansas City, Kansas
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
  *This corporation was formed to hold cash only.
 **This corporation has no operations.
***This corporation has no operations. This corporation will change its name to be Building One Electrical Services, Inc.